                                                                   EXHIBIT 10.10

                                  [FFSI LOGO]
                         FORD FINANCIAL SERVICES, INC.

                             LEASE SCHEDULE NO. 001
                                       to
                    MASTER LEASE AGREEMENT NO.: B01060898SD
              (including all supplements and addenda the "Lease")

                                  dated as of

                          the 13th day of August, 1998

                                    between

                    FORD FINANCIAL SERVICES, INC. ("LESSOR")

                                      and

                      INTERACTIVE TELESIS, INC. ("LESSEE")
          ***************************************************************


                              TERMS AND CONDITIONS

     1. LEASE. All terms used herein shall have the same meaning as set forth the Lease. The items of Equipment described on Exhibit "A", attached hereto and incorporated herein by this reference, are hereby Leased on the terms specified herein and in the Lease which by this reference are incorporated in this Schedule.

     2. TERM AND COMMENCEMENT DATE. The term of this Lease is for SIXTY (60) MONTHS, is nonterminable and shall commence on the date Lessee signs the Delivery and Acceptance Certificate relating to the Equipment ("Acceptance Date").

     3.   RENT.  Lessee shall pay Rent to Lessor for the Equipment as follows:

          $909.59 PER MONTH FOR 60 MONTHS.

The payment of "Per Diem Rent" (calculated as one-thirtieth (1/30) of the monthly Rent amount) hereunder shall begin on the Acceptance Date and shall continue until the "Rent Commencement Date," which shall be a date chosen by the Lessor that is within thirty (30) days following the Acceptance Date. The first and last payment(s) of Rent shall be due and payable on the Rent Commencement Date. All subsequent Rent payments shall be due and payable on the same day of each succeeding calendar month thereafter until all obligations of Lessee under the Lease have been paid in full.

     Rental payments shall be paid to:

                                        FORD FINANCIAL SERVICES, INC.
                                        12520 HIGH BLUFF DR., STE. 120
                                        SAN DIEGO, CALIFORNIA 92130
                                        ATTN: LEASE DEPARTMENT

or such other addresses that may be designated by written notice given in the manner prescribed in the Lease.

     4.   LOCATION OF EQUIPMENT:

                                        INTERACTIVE TELESIS, INC.
                                        535 ENCINITAS BLVD., #116
                                        ENCINITAS, CALIFORNIA 92024

     5. ADVANCE RENTAL. Upon the execution of this Schedule, Lessee shall pay to Lessor as Advance Rental(s) and Deposit(s) in an amount equal to $1,819.18. Upon Acceptance by Lessor of this Schedule, the Advance Rental(s) and Deposit(s) shall become non-refundable. Upon execution of the Delivery and Acceptance Certificate the Advanced Rental(s) and Deposit(s) shall be applied to the First and Last month's Rent and any Deposit(s) required and any Per Diem Rent due under this Schedule. After Acceptance of this Schedule by Lessor, if Lessee does not consummate this transaction, including, but not limited to, Lessee's rejection or refusal to Accept any item of Equipment pursuant to this Schedule, Lessor may retain the Advance Rental(s) and Deposit(s) as liquidated damages.

     6. STIPULATED LOSS VALUE. If this Schedule contains a Stipulated Loss Value of the Equipment, the Stipulated Loss Value of each item of Equipment as of each rental payment date in respect thereto shall be that percentage of Purchase Price of such item of Equipment as set forth in the Stipulated Loss Value Rider (Exhibit " ") opposite the number of rental payments in respect of such item of Equipment which would have become due and including such date. The Purchase Price of the Equipment (including any applicable sales or use taxes and charges for transportation, assembly and/or installation) is $42,071.80.

     7. COUNTERPARTS. Three (3) counterparts of this Schedule have been executed by the parties hereto. One counterpart has been designated "Lessor's Copy." One counterpart has been designated "Lessee's Copy." One counterpart has been designated "File Copy." Only the counterpart marked "Lessor's Copy" along with the original or a photocopy of the Lease evidence Lessee's monetary obligations hereunder and therefore constitutes chattel paper under the Uniform Commercial Code. Notwithstanding the foregoing, if Lessor's Copy of this Lease shall become lost, mutilated or destroyed, Lessor may prove this Lease by photocopies hereof, or by Lessor's Copy.

     8. END OF TERM PROVISION. The Lessor, at its option, may grant to Lessee the option to purchase all of the equipment set forth in said Lease Schedule upon the termination of the initial Lease Schedule Term, provided, however, that the Lessee has performed all conditions of said Lease and that an "Event of Default" has not occurred. Not withstanding the foregoing, the Lessor shall have the option to require the Lessee to purchase the equipment upon the full expiration of the Lease Schedule Term for its then Fair Market Value ("FMV"). Lessee hereby agrees that the Fair Market Value shall be based upon an appraisal provided by an appraiser of the Lessors selection. Should Lessor so require, Lessee hereby guarantees a minimum payment of $4,207.18 plus applicable taxes.

LESSOR:  FORD FINANCIAL SERVICES, INC.       LESSEE:  INTERACTIVE TELESIS, INC.


By: /s/ [signature illegible]                By: /s/ DONALD E. CAMERON
   -------------------------------------        --------------------------------
                                                Donald E. Cameron

Title: President  DATE 14-Aug, 1998          Title: President  DATE 8-15-98

                                  [FFSI LOGO]


                                   EXHIBIT A

                                                                     Page 1 of 1

     Attached to and forming a part of the following documents: LEASE SCHEDULE NUMBER 001 under that certain MASTER LEASE AGREEMENT NUMBER: B01060898SD dated the 13th day of August, 1998 Certificate of Acceptance and UCC-1 Financing Statement to the referenced Lease Schedule, and any addenda thereto by and between FORD FINANCIAL SERVICES, INC., as Lessor, and INTERACTIVE TELESIS, INC., as Lessee.

     The Lease Schedule referenced above is incorporated herein by this reference. All terms used herein which are defined in the Lease shall have the same meaning herein.

     Lessee is hereby instructed to contact the Supplier referenced below for a description of any rights Lessee may have under the Supply Contract covering the Equipment.

                              EQUIPMENT           MODEL               VEHICLE IDENTIFICATION             PURCHASE
SUPPLIER       QUANTITY       DESCRIPTION         NUMBER              NUMBER                             PRICE
CARLSBAD VOLVO    1           1998 VOLVO          C70A                YV1NK5374WJ002398                  $39,045.75


EQUIPMENT LOCATION:

535 ENCINITAS BLVD., #116
ENCINITAS, CA 92024


LESSEE   /s/ [ILLEGIBLE]    (Initial)
       --------------------


LESSOR   /s/ [ILLEGIBLE]    (Initial)
       --------------------

                                                         FOR DEPARTMENT USE ONLY
                                                         -----------------------

                               POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:

That the Undersigned, Interactive Telesis, Inc. of the County of San Diego, State of California, being the Registered and/or Legal owner of the following described motor vehicle, 1998 MAKE Volvo VIN YV1NK5374WJ002398 LICENSE NO. ___________ does hereby make, constitute and appoint Ford Financial Services, Inc. of the County of San Diego, State of California, true and lawful attorney in fact to sign in the name, place and stead of the undersigned, any Certificate of Ownership issued by the Department of Motor Vehicles and Public Safety of the State, covering the motor vehicle described above, in whatever manner necessary to transfer any registration of said motor vehicle. Granting and giving unto said attorney in fact, full authority and power to do and perform any and all other acts authorized hereby, as fully to all intents and purposes as the grantor might, or could do if personally present, with full power of substitution.

IN TESTIMONY WHEREOF, the undersigned has hereunto set __________________ hand on this 13th day of August, 1998.

                                   Signature /s/ DONALD E. CAMERON
                                             --------------------------------
                                             Donald E. Cameron
Authorized DMV&PS employee or
Notary Public in and for the County of ___________________, State of ___________

Signature
          --------------------------------

SIMPLE INTEREST MOTOR VEHICLE CONTRACT AND SECURITY AGREEMENT                                        LINE UP COMPUTER/PRINTER
                                                                                                     SQUARELY  WITH BRACKET BELOW
--------------------------------------------------------------------------------
BUYER'S NAME                                                  DATE OF CONTRACT               Stock No.   9468
   INTERACTIVE TELESIS, INC                                      08/11/98                    Source
--------------------------------------------------------------------------------             Salesperson    RUBEN IVANIER
BUYER'S RESIDENCE OR PLACE OF BUSINESS     ZIP CODE           AGREEMENT NO.                  Date    08/11/98
535 ENCINITAS BLVD ENCINITAS CA 92024                            7507                        Bus. Phone
--------------------------------------------------------------------------------             Res. Phone    704-4349
CO-BUYER'S NAME AND ADDRESS

--------------------------------------------------------------------------------
In this contract the words "we," "us" and "our refer to the creditor (seller) named below or, upon any assignment, its assignee.
The words "you" and "your" refer to the buyer and co-buyer if any named herein. We sell you the motor vehicle described below on credit. The credit price is shown below as the "Total Sale Price." The "Cash Price" is also shown below. By signing this contract you choose to buy the "vehicle" on credit and agree to pay the Total Sale Price, according to the schedules, terms and agreements shown on the front and back of this contract. If this contract is signed by a buyer and co-buyer, each is individually and together responsible for all agreements in the contract.
SEE OTHER SIDE FOR ADDITIONAL TERMS AND AGREEMENTS:  SOLD AS EQUIPPED, SUBJECT TO LENDER'S CREDIT APPROVAL
------------------------------------------------------------------------------------------------------------------------------------
                                                                                             ODOMETER     VEHICLE IDENTIFICATION
NEW/USED     YEAR     MAKE     CYL.    DIESEL     GAS     OTHER     BODY STYLE     MODEL      READING             NUMBER
 NEW          98      VOLVO     5                  XX                 COUPE        C70A         120          YV1NK5374WJ002398
------------------------------------------------------------------------------------------------------------------------------------
COLOR           TRIM          TIRES          TRAINS          KEY NO.               LIC. NO.               R.O.S. NO.
CASSIS          AUTO                          AUTO           4V9864 2212
------------------------------------------------------------------------------------------------------------------------------------
DISCLOSURES PURSUANT TO THE TRUTH-IN-LENDING ACT
====================================================================================================================================
ANNUAL PERCENTAGE RATE     FINANCE CHARGE          AMOUNT FINANCED          TOTAL OF PAYMENTS             TOTAL SALE PRICE
The cost of your credit   The dollar amount the   The amount of credit     The amount you will have    The total cost of your
as a yearly rate.         credit will cost you.   provided to you or on    paid after you have made    purchase on credit,
                                                  your behalf.             all payments as scheduled.  including your down payment
                                                                                                       of  $   N/A
N/A   %                       $   N/A(e)                $42,071.80                $42,071.88               $42,071.80(e)
------------------------------------------------------------------------------------------------------------------------------------
YOUR PAYMENT SCHEDULE WILL BE:
------------------------------------------------------------------------------------------------------------------------------------
Number of Payments:                               Amount of Payments:                     When Payments Are Due:
------------------------------------------------------------------------------------------------------------------------------------
One Payment of:                                                 N/A
------------------------------------------------------------------------------------------------------------------------------------
One Payment of:                                                 N/A
------------------------------------------------------------------------------------------------------------------------------------
Payments                                                  4,2071.80                     Monthly, beginning 09/10/98
------------------------------------------------------------------------------------------------------------------------------------
One Final Payment                                               N/A
------------------------------------------------------------------------------------------------------------------------------------
SECURITY: You are giving a security interest in the goods or property being purchased.                         (e) means an estimate
LATE CHARGES: (  ) Applies only if checked. If any payment is more than 10 days late you will be charged 5% of the late amount.
(  ) Applies only if checked. If any payment is not received by the first banking day which is at least 11 days after the due date, you will be charged 5% of the delinquent installment or $25.00, whichever is less.
PREPAYMENT: If you pay your contract in full before its maturity, you may be charged a minimum finance charge. See your contract documents for any additional information about nonpayment, default, any required prepayment in full before the scheduled date and a minimum finance charge payable upon prepayment.
====================================================================================================================================
NOTICES: The names and addresses of all persons to whom the notices required or permitted by law to be sent are set forth at the top of this form.
If you are buying a used vehicle with this contract, as indicated in the description of the vehicle above, federal regulation may require a special buyers guide to be displayed on the window.
THE INFORMATION YOU SEE ON THE WINDOW FORM FOR THIS VEHICLE IS PART OF THIS CONTRACT. INFORMATION ON THE WINDOW FORM OVERRIDES ANY
CONTRARY PROVISIONS IN THE CONTRACT OF SALE.
------------------------------------------------------------------------------------------------------------------------------------
                                                       STATEMENT OF INSURANCE
NOTICE: No person is required as a condition of financing the purchase of a motor vehicle to purchase, or negotiate, any insurance through a particular insurance company, agent or broker. You have requested Seller to include in the balance due under this agreement the following insurance. Insurance is to expire WITH[ ]  BEFORE[ ]  AFTER[ ] the due date of the final installment.
Buyer requests seller to procure insurance upon the described property against fire, theft, and collision for the term of this agreement. Any insurance will not be in force until accepted by the insurance carrier.

                                                                    Premium
$   N/A                DED., COMP., FIRE & THEFT    _______ MOS.    $   N/A
$   N/A                     DEDUCTIBLE COLLISION    _______ MOS.    $   N/A
BODILY INJURY       $   N/A               LIMITS    _______ MOS.    $   N/A
PROPERTY DAMAGE     $   N/A               LIMITS    _______ MOS.    $   N/A
MEDICAL                                             _______ MOS.    $   N/A
________________________________________________    _______ MOS.    $   N/A
________________________________________________    _______ MOS.    $   N/A
                                TOTAL VEHICLE INSURANCE PREMIUMS    $   N/A
The foregoing declarations are hereby acknowledged.
08/11/98        CARLSBAD VOLVO        X
--------------------------------------------------------------------------------
DATE            SELLER                BUYER
================================================================================
                 CREDIT INSURANCE AUTHORIZATION AND APPLICATION
You voluntarily request the credit insurance checked below, if any, and understand that such insurance is not required. You acknowledge disclosure of the cost of such insurance and authorize it to be included in the balance payable under the security agreement. Any returned or refunded credit insurance premiums shall be applied to sums due under this contract. Only the persons whose names are signed below are insured.
CREDIT LIFE _____________________________________   Mos. Premium    $   N/A
JOINT LIFE ______________________________________   Mos. Premium    $   N/A
CREDIT DISABILITY _______________________________   Mos. Premium    $   N/A
                                TOTAL CREDIT INSURANCE PREMIUMS     $   N/A
[ ] You want Credit Life Insurance  [X] You do not want Credit Life Insurance
------------------------------------------------------------------------------------------------------------------------------------
          ITEMIZATION OF AMOUNT FINANCED

     ---- A.  Cash Price Motor Vehicle and Accessories...........   $39045.75(A)
              1. Cash Price Vehicle..............................   $39045.75
              2. Cash Price Accessories..........................   $     N/A

          B.  Document Preparation Charge........................   $     N/A(B)(not a governmental fee)

          C.  Smog Fee Paid to Seller............................   $     N/A(C)

 1.  [    D.  Sales Tax (on A+B+C)...............................   $ 3026.05(D)

          E.  Luxury Tax.........................................   $     N/A(E)

          F.  Service Contract (optional)........................   $     N/A(F)

          G.  Other..............................................   $     N/A(G)
              To whom paid ____________________________________________

     ---- TOTAL CASH PRICE (A to G).............................................   $42,071.80(1)

     ---- AMOUNTS PAID TO PUBLIC OFFICIALS

          A.  License............................................   $     N/A(A)

 2.  [    B.  Registration.......................................   $    INCL(B)

          C.  Smog Impact Fee....................................   $     N/A(C)

     ---- TOTAL OFFICIAL FEES (A+B+C)...........................................   $      N/A(2)

 3.       AMOUNT PAID TO INSURANCE COMPANIES
          (Total premiums per Statement of Insurance a + b)*....................          N/A(3)

 4.       SMOG CERTIFICATION FEE PAID TO STATE..................................   $      N/A(4)

 5.       TOTAL (1 TO 4)........................................................   $42,071.80(5)

     ---- A.  Trade-in (Description)
              Yr.___   Make _____________   Model _______________   $     N/A(A)
              V.I.N. ____________________
              Odometer __________________

 6.  [    B.  Less Pay Off.......................................   $     N/A(B)

          C.  TRADE-IN (A less B)................................   $     N/A(C)

          D.  Deferred downpayment due before
              second installment payment.........................   $     N/A(D)
     ----

I/WE, AS THE LESSEE, DO HEREBY RECOGNIZE AND ACCEPT THIS DOCUMENT TO BE A TRUE AND CORRECT COPY OF THE "ORIGINAL INVOICES(S)". THE
EQUIPMENT DESCRIPTION(S), SERIAL NUMBER(S), AND DOLLAR AMOUNT(S) IS/ARE CORRECT AND I/WE DO HEREBY ACCEPT THE TOTAL DOLLAR AMOUNT(S)
OF THE INVOICE(S) AS THE CORRECT AMOUNT TO BE FINANCED UNDER THE LEASE AND ANY APPLICABLE SCHEDULE(S).
                                                                                                                      SIGN
                                                                                                                    VERIFIED
                                                                                             LESSEE'S INITIALS: __________________


[ ] You want Credit Disability Insurance             E. MFR'S Rebate.......................$ N/A(E)
    (Primary Buyer Only)                                                                   ---------
[ ] You do not want Credit Disability Insurance      F. Remaining cash downpayment.........$ N/A (F)
[ ] You want Joint Credit Life Insurance                                                   ---------
                                                    TOTAL DOWNPAYMENT (6C+D+E+F)......................$ N/A(6)
You are applying for the credit insurance                                                              ---------
marked above. Your signature below means that    7. AMOUNT FINANCED (5 less 6)........................$ 42071.88(7)
you agree that: (1) You are not eligible for                                                           ---------
insurance if you have reached your 65th
birthday. (2) You are eligible for disability       *We may retain, or receive, a portion of this amount
insurance only if you are working for wages
or profit 30 hours a week or more on the         ------------------------------------------------------------------
Effective Date. (3) Only the Primary Buyer is
eligible for disability insurance.               VEHICLE USE: [XX] Personal, Family or Household [  ]Commercial or
                                                              Agricultural
DISABILITY INSURANCE MAY NOT COVER CONDITIONS    OFFICIAL FEES (Not Financed): The Buyer will pay the estimated
FOR WHICH YOU HAVE SEEN A DOCTOR OR              fees of $ 14.00    to the appropriate public authority in order to
CHIROPRACTOR IN THE LAST 6 MONTHS (refer to      transfer registration after payment in full.
"Total Disabilities Not Covered" in your
policy or certificate for details).

08/11/98     X
---------------------------------------------
DATE           PRIMARY BUYER             AGE

             X
--------------------------------------------- ID-1
DATE           CO-BUYER                  AGE

--------------------------------------------------     ------------------------------------------------------------
            BROKER FEE DISCLOSURE                      SERVICE CONTRACT (Optional) You request a service contract
IF THIS CONTRACT REFLECTS THE RETAIL SALE OF A         written with the following company for the term below. The
NEW MOTOR VEHICLE THE SALE IS NOT SUBJECT TO A         cost is shown in Item (1F) above.
FEE RECEIVED BY AN AUTOBROKER UNLESS THE
FOLLOWING BOX IS CHECKED:                              Company    N/A               Term                     Months
[  ] NAME OF AUTOBROKER RECEIVING FEE, IF                     --------------------       -------------------
APPLICABLE:                                            Buyer X                     X
                                                              --------------------   ------------------------------
--------------------------------------------------     ------------------------------------------------------------

--------------------------------------------------     SELLER ASSISTED LOAN: FOR THIS LOAN, BUYER MAY BE REQUIRED
          NOTICE OF RESCISSION RIGHTS                  TO PLEDGE SECURITY AND WILL BE OBLIGATED FOR THE INSTALLMENT
If buyer signs here, the provisions of paragraph       PAYMENTS ON BOTH THE SECURITY AGREEMENT AND THE LOAN.
"K" on the reverse side shall be applicable to
this contract.                                         Proceeds of Loan - From
Buyer's                                                                        ------------------------------------
Signature X                                            Amount $   N/A  Finance Charge $    N/A   Total $       N/A
           ---------------------------------------             -------                 ---------        -----------
Co-Buyer's                                             Payable    N/A      Installments of $        N/A
Signature X                                                   ------------                  -----------------------
           ---------------------------------------     $        N/A      from this loan is described in (6D) above.
                                                        ----------------

     If you have a complaint concerning this sale, you should try to resolve it with the seller.
     Complaints concerning unfair or deceptive practices or methods by the seller may be referred to the city attorney, the district attorney, or the Department of Motor Vehicles, Division of Investigations and Occupational Licensing, P.O. Box [ILLEGIBLE COPY], Sacramento, California 94232-[ILLEGIBLE COPY], or any combination thereof.
     After this contract is signed, the seller may not change the financing or payment terms unless you agree in writing to the change. You do not have to agree to any change, and it is an unfair or deceptive practice for the seller to make a unilateral change.

Buyer's Signature X                               X
                   ---------------------------     -----------------------------
     THE MINIMUM PUBLIC LIABILITY INSURANCE LIMITS PROVIDED IN LAW MUST BE MET BY EVERY PERSON WHO PURCHASES A VEHICLE. IF YOU ARE UNSURE WHETHER OR NOT YOUR CURRENT INSURANCE POLICY WILL COVER YOUR NEWLY ACQUIRED VEHICLE IN THE EVENT OF AN ACCIDENT, YOU SHOULD CONTACT YOUR INSURANCE AGENT.

WARNING:
     YOUR PRESENT POLICY MAY NOT COVER COLLISION DAMAGE OR MAY NOT PROVIDE FOR FULL REPLACEMENT COSTS FOR THE VEHICLE BEING PURCHASED. IF YOU DO NOT HAVE
FULL COVERAGE, SUPPLEMENTAL COVERAGE FOR COLLISION DAMAGE MAY BE AVAILABLE TO YOU THROUGH YOUR INSURANCE AGENT OR THROUGH THE SELLING DEALER. HOWEVER, UNLESS OTHERWISE SPECIFIED, THE COVERAGE YOU OBTAIN THROUGH THE DEALER PROTECTS ONLY THE DEALER, USUALLY UP TO THE AMOUNT OF THE UNPAID BALANCE REMAINING AFTER THE VEHICLE HAS BEEN REPOSSESSED AND SOLD.

     FOR ADVICE ON FULL COVERAGE THAT WILL PROTECT YOU IN THE EVENT OF LOSS OR DAMAGE TO YOUR VEHICLE, YOU SHOULD CONTACT YOUR INSURANCE AGENT.

     THE BUYER SHALL SIGN TO ACKNOWLEDGE THAT HE/SHE UNDERSTANDS THESE PUBLIC LIABILITY TERMS AND CONDITIONS.

S/S X                                      X
   ---------------------------------------  -----------------------------------

          THERE IS NO COOLING OFF PERIOD
California law does not provide for a "cooling off" or     Buyer acknowledges
other cancellation period for vehicle sales. Therefore,   that (1) before
you cannot later cancel this contract simply because      signing this agreement
you change your mind, decide the vehicle costs too        Buyer read both sides
much, or wish you had acquired a different vehicle.       of this agreement and
After you sign below, you may only cancel this contract   received a legible,
with the agreement of the seller or for legal cause,      completely filled-in
such as fraud.                                            copy of this
                                                          agreement; and (2)
                                                          Buyer has received a
                                                          copy of every other
                                                          document that Buyer
                                                          singed during the
                                                          contract negotiations.

Buyer's Signature X                    Co-Buyer's Signature X
                   -------------------                       -------------------
Seller  CARLSBAD VOLVO                 Address 6830 AVENIDA ENCINAS CARLSBAD CA
      --------------------------------         9200[ILLEGIBLE NUMBER]
                                               ---------------------------------
                                       By X                   Title  MANAGER
                                           ------------------      -------------
                                              ORIGINAL
LAW(R) FORM NO. 553 CALIF. [ILLEGIBLE COPY]


I/WE, AS THE LESSEE, DO HEREBY RECOGNIZE AND ACCEPT THIS DOCUMENT TO BE A TRUE AND CORRECT COPY OF THE "ORIGINAL INVOICE(S)". THE EQUIPMENT DESCRIPTION(S), SERIAL NUMBER(S), AND DOLLAR AMOUNT(S) IS/ARE CORRECT AND I/WE DO HEREBY ACCEPT THE TOTAL DOLLAR AMOUNT(S) OF THE INVOICE(S) AS THE CORRECT AMOUNT TO BE FINANCED UNDER THE LEASE AND ANY APPLICABLE SCHEDULE(S).

                                   LESSEE'S INITIALS:  /s/ [INITIALS ILLEGIBLE]
                                                      --------------------------
                                                              SIGN VERIFIED

[DMV LOGO]                                         APPLICATION FOR
A PUBLIC SERVICE AGENCY                      REGISTRATION OF NEW VEHICLE                         6635996

DATE FIRST SOLD AS A NEW VEHICLE (MO/DAY/YR)      DATE FIRST OPERATED (MO/DAY/YR)                 [Illegible]

     08/11/98                                          08/11/98
-----------------------------------------------------------------------------------------------------------------------
MAKE           YEAR MODEL         BODY TYPE       MOTIVE POWER        NUMBER OF AXLES              UNLADEN WEIGHT

     VOLVO        98 C70A           COUPE              GAS                   2
-----------------------------------------------------------------------------------------------------------------------
VEHICLE IDENTIFICATION NUMBER                     M/C ENGINE NUMBER OR ADDITIONAL IDENTIFICATION NUMBER

     YVINK5374WJ002398
-----------------------------------------------------------------------------------------------------------------------
                    LENGTH IN INCHES               WIDTH IN INCHES                                 COUNTY OF RESIDENCE

                                                                                                    SAN DIEGO
-----------------------------------------------------------------------------------------------------------------------
SOLD TO: PRINT TRUE FULL NAME AS IT APPEARS       EQUIPMENT NUMBER                           DRIVER LICENSE/ID CARD NO.
         ON THE DRIVER LICENSE OR ID CARD
         IN THE ORDER SHOWN BELOW

          (1)  INTERACTIVE TELESIS, INC
-----------------------------------------------------------------------------------------------------------------------
                     LAST                    FIRST                    MIDDLE                 DRIVER LICENSE/ID CARD NO.
[ ] AND
[ ] OR    (2)
-----------------------------------------------------------------------------------------------------------------------
BUSINESS OR RESIDENCE ADDRESS                     APT. NUMBER         CITY                   STATE       ZIP CODE

     535 ENCINITAS BLVD                                                 ENCINITAS             CA         92024
-----------------------------------------------------------------------------------------------------------------------
MAILING ADDRESS--IF DIFFERENT FROM ABOVE          APT. NUMBER         CITY                   STATE       ZIP CODE
OR LOCATION (FOR TRAILER COACH/VESSEL)


-----------------------------------------------------------------------------------------------------------------------
LIENHOLDER OR LEGAL OWNER--PRINT TRUE FULL NAME                                              ELECTRONIC LIENHOLDER ID #

FORD FINANCIAL SERVICES INC. 12520 HIGH BLUFF DR. STE 120                                    ELT#
-----------------------------------------------------------------------------------------------------------------------
BUSINESS OR RESIDENCE ADDRESS                     SAAP                CITY                   STATE       ZIP CODE

12520 HIGH BLUFF DR. STE 120                                            SAN DIEGO             CA         92130
-----------------------------------------------------------------------------------------------------------------------
LESSEE ADDRESS--REQUIRED WHEN DIFFERENT           APT. NUMBER         CITY                   STATE       ZIP CODE
FROM REGISTERED OWNER ABOVE


-----------------------------------------------------------------------------------------------------------------------
IF A PASSENGER VEHICLE, WILL IT BE USED FOR HIRE OR TO PROVIDE
A SERVICE OF TRANSPORTING PASSENGERS IN CONJUNCTION WITH A BUSINESS?
[ ] YES   [X] NO
-----------------------------------------------------------------------------------------------------------------------
APPLICANT'S CERTIFICATION: I CERTIFY UNDER PENALTY OF PERJURY UNDER THE LAWS OF THE STATE OF CALIFORNIA THAT THE
                           FOREGOING INFORMATION IS TRUE AND CORRECT.
-----------------------------------------------------------------------------------------------------------------------------------
DATE                  BUYER'S SIGNATURE(S)

     08/11/98         (1) X                                                      (2) X
-----------------------------------------------------------------------------------------------------------------------------------
CERTIFICATE OF COST--THE DEALER SIGNING THE CERTIFICATION CERTIFIES UNDER PENALTY OF PERJURY UNDER THE LAWS OF THE
STATE OF CALIFORNIA THAT THE COST OF THE VEHICLE ENTERED IN THE CERTIFICATE OF COST INCLUDES THE COST OF ANY EQUIPMENT
THAT IS PHYSICALLY ATTACHED TO THE VEHICLE, PLUS ANY TRADE-IN ALLOWANCES (EXCLUDE STATE OR LOCAL TAXES, INSURANCE AND
FINANCE CHARGES).
                                                                                                DATE PURCHASED/ACQUIRED     COST

A -- COST OF VEHICLE PURCHASED AS A  [ ] COMPLETE VEHICLE  [ ] CHASSIS ONLY  [ ] CAB AND CHASSIS   08/11/98              39045.75
B -- COST OF TRAILER COACH INCLUDING ALL PERMANENTLY ATTACHED ITEMS (WALL TO WALL CARPETING,
     FACTORY AIR CONDITIONING, BUILT-IN APPLIANCES, ETC.).

-----------------------------------------------------------------------------------------------------------------------------------
                                                   ODOMETER DISCLOSURE STATEMENT

FEDERAL AND STATE LAW REQUIRES THAT YOU STATE THE MILEAGE UPON TRANSFER OF OWNERSHIP. FAILURE TO COMPLETE OR MAKING A FALSE
STATEMENT MAY RESULT IN FINES AND/OR IMPRISONMENT.

THE ODOMETER READING IS [ ] [ ] [ ], [1] [2] [0] (NO TENTHS) MILES AND TO THE BEST OF MY KNOWLEDGE REFLECTS THE ACTUAL MILEAGE
UNLESS ONE OF THE FOLLOWING STATEMENTS IS CHECKED.
                                 WARNING -- [ ] IS NOT THE ACTUAL MILEAGE.  [ ] MILEAGE EXCEEDS THE ODOMETER MECHANICAL LIMITS.

I/WE CERTIFY UNDER PENALTY OF PERJURY UNDER THE LAWS OF THE STATE OF CALIFORNIA THAT THE INFORMATION ENTERED ON THIS FORM IS TRUE
AND CORRECT.
-----------------------------------------------------------------------------------------------------------------------------------
DATE           SIGNATURE OF SELLER OR COMPANY AGENT      PRINT SELLER'S TRUE FULL NAME/COMPANY AGENT          ADDRESS

     08/11/98                                            CARLSBAD VOLVO                                       6830 AVENIDA ENCINAS
                                                                                                              CARLSBAD CA 92009
-----------------------------------------------------------------------------------------------------------------------------------
DATE           SIGNATURE OF BUYER OR COMPANY AGENT       PRINT BUYER'S TRUE FULL NAME/COMPANY AGENT          ADDRESS

     08/11/98    /S/ [SIGNATURE ILLEGIBLE]                                                                    535 ENCINITAS BLVD
                                                                                                              ENCINITAS CA 92024
----------------------------------------------------------------------------------------------------------------------------------
REG.   (REV.    )
                                                            --DMV COPY--

[DMV LOGO]                      NEW VEHICLE DEALER NOTICE TEMPORARY IDENTIFICATION
                         (MUST BE AFFIXED TO THE VEHICLE BEFORE DELIVERY TO THE PURCHASER)                        6635996
----------------------------------------------------------------------------------------------------------------------------------
MAKE                      BODY TYPE                      VEHICLE IDENTIFICATION NUMBER

     VOLVO                 COUPE                            YV1NK5374WJ002398
----------------------------------------------------------------------------------------------------------------------------------
DATE FIRST SOLD AS A NEW VEHICLE (MO/DAY/YR)              DEALER'S NUMBER                                    SALESPERSON'S NUMBER
     08/11/98                                               25388                                              S522077
----------------------------------------------------------------------------------------------------------------------------------
SOLD TO: PRINT TRUE FULL NAME(S)
     INTERACTIVE TELESIS, INC
----------------------------------------------------------------------------------------------------------------------------------
ADDRESS
     535 ENCINITAS BLVD ENCINITAS CA 92024
----------------------------------------------------------------------------------------------------------------------------------
NOTE: UPON TRANSFER OR SALE, DEALER     [ ] [ ] [ ], [1] [2] [0]      IMPORTANT:  ENTER BOTH DEALER'S AND SALESPERSON'S NUMBERS.
MUST ENTER ODOMETER READING HERE.                                     THIS IS A NOTICE OF PURCHASE OF VEHICLE. DO NOT USE AS AN
                                                                      APPLICATION FOR REGISTRATION OR TITLE.
----------------------------------------------------------------------------------------------------------------------------------


I/WE, AS THE LESSEE, DO HEREBY RECOGNIZE AND ACCEPT THIS DOCUMENT TO BE A TRUE AND CORRECT COPY OF THE "ORIGINAL INVOICE(S)". THE EQUIPMENT DESCRIPTION(S), SERIAL NUMBER(S), AND DOLLAR AMOUNT(S) IS/ARE CORRECT AND I/WE DO HEREBY ACCEPT THE TOTAL DOLLAR AMOUNT(S) OF THE INVOICE(S) AS THE CORRECT AMOUNT TO BE FINANCED UNDER THE LEASE AND ANY APPLICABLE SCHEDULE(S).

                                                   LESSEE'S INITALS:_________

                      THIS SPACE FOR USE OF FILING OFFICER


FINANCING STATEMENT -- FOLLOW INSTRUCTIONS CAREFULLY
This Financing Statement is presented for filing pursuant to the Uniform Commercial Code and will remain effective, with certain exceptions, for 5 years from date of filing.

A. NAME & TEL. # OF CONTACT AT FILER (optional)


B. FILING OFFICE ACCT. # (optional)


C. RETURN COPY TO: (Name and Mailing Address)

          FORD FINANCIAL SERVICES, INC.
          12520 HIGH BLUFF DR., STE. 120
          SAN DIEGO, CA 92130

D. OPTIONAL DESIGNATION (if applicable):
   [ ]  LESSOR/LESSEE  [ ] CONSIGNOR/CONSIGNEE  [ ] NON-UCC FILING
--------------------------------------------------------------------------------
1. DEBTOR'S EXACT FULL LEGAL NAME - insert only one debtor name (1a or 1b)
   1a. ENTITY'S NAME
       INTERACTIVE TELESIS, INC.
OR
   1b. INDIVIDUAL'S LAST NAME          FIRST NAME         MIDDLE NAME     SUFFIX

1c. MAILING ADDRESS                 CITY          STATE    COUNTRY   POSTAL CODE
    535 ENCINITAS BLVD., STE. 116   ENCINITAS     CA       USA       92024

1d. S.S. OR TAX I.D. #    OPTIONAL    1e. TYPE OF ENTITY   1f. ENTITY'S STATE OR
                           ADD'NL                                 COUNTRY OF
                          INFO RE                                ORGANIZATION
     33-0649915        ENTITY DEBTOR          CORP.                   CA

1g. ENTITY'S ORGANIZATIONAL I.D. #, if any
                                            [ ] NONE
--------------------------------------------------------------------------------
2. ADDITIONAL DEBTOR'S EXACT FULL LEGAL NAME - insert only one debtor name
                                                                      (2a or 2b)
   2a. ENTITY'S NAME
OR     DONALD E.
   2b. INDIVIDUAL'S LAST NAME          FIRST NAME         MIDDLE NAME     SUFFIX
       CAMERON                         DONALD             E.

2c. MAILING ADDRESS                 CITY          STATE    COUNTRY   POSTAL CODE
    1109 SYCAMORE VIEW DRIVE        ENCINITAS     CA       USA       92024

2d. S.S. OR TAX I.D. #    OPTIONAL    2e. TYPE OF ENTITY   2f. ENTITY'S STATE OR
                           ADD'NL                                 COUNTRY OF
                          INFO RE                                ORGANIZATION
     ###-##-####       ENTITY DEBTOR      INDIVIDUAL

2g. ENTITY'S ORGANIZATIONAL I.D. #, if any
                                            [ ] NONE
--------------------------------------------------------------------------------
3. SECURED PARTY'S (ORIGINAL S/P or ITS TOTAL ASSIGNEE) EXACT FULL LEGAL NAME - insert only one secured party name (3a or 3b)

   3a. ENTITY'S NAME
OR     FORD FINANCIAL SERVICES, INC.
   3b. INDIVIDUAL'S LAST NAME          FIRST NAME         MIDDLE NAME     SUFFIX

3c. MAILING ADDRESS                 CITY          STATE    COUNTRY   POSTAL CODE
    12520 HIGH BLUFF DR., STE. 120  SAN DIEGO     CA       USA       92130

4. This FINANCING STATEMENT covers the following types or items of property:

SEE EXHIBIT "A" ATTACHED HERETO AND MADE A PART HEREOF FOR EQUIPMENT DESCRIPTIONS AND LOCATIONS. IN ADDITION TO THE EQUIPMENT REFERENCED IN THE EXHIBIT "A", THIS FILING SHALL ALSO INCLUDE, BUT NOT BE LIMITED TO, ALL ATTACHMENTS, ADDITIONS, IMPROVEMENTS, CHANGES OR OTHER MODIFICATIONS MADE NOW OR HEREAFTER TO THE EQUIPMENT.

FFSI LEASE # B01060898SD-001

5. CHECK BOX [ ]    This FINANCING STATEMENT is signed by the Secured Party
   (if applicable)  instead of the Debtor to perfect a security interest
                    (a) in collateral already subject to a security interest in another jurisdiction when it was brought into this state, or when the debtor's location was changed to this state, or
                    (b) in accordance with other statutory provisions
                    (additional data may be required)

6. REQUIRED SIGNATURE(S)
   /s/ DONALD E. CAMERON                  DATED: 8-13-98
       ----------------------------
       DONALD E. CAMERON, PRESIDENT & INDIVIDUAL
       INTERACTIVE TELESIS, INC.

7. If filed in Florida (check one)
   [ ] Documentary stamp tax paid       [ ] Documentary stamp tax not applicable

8. [ ] This FINANCING STATEMENT is to be filed (for record) (or recorded) in the REAL ESTATE RECORDS
       Attach Addendum (if applicable)

9. Check to REQUEST SEARCH CERTIFICATE(S) on Debtor(s) (ADDITIONAL FEE)

   (optional)        [ ] All Debtors     [ ] Debtor 1      [ ] Debtor 2

(4) DEBTOR COPY -- NATIONAL FINANCING STATEMENT (FORM UCC1)
    (TRANS) (REV. 12/18/95)

                         FORD FINANCIAL SERVICES, INC.
                               BUSINESS EQUIPMENT
                       INSURANCE BINDER & POLICY REQUEST

                                APPROVAL NUMBER
                              B01060898SD SCH 001
--------------------------------------------------------------------------------
LESSEE INFORMATION
Full Legal Name:                             Street Address:
INTERACTIVE TELESIS, INC.                    535 ENCINITAS BLVD., #116
--------------------------------------------------------------------------------
City:  ENCINITAS        County:  SAN DIEGO        State: CA      Zip Code: 92024
--------------------------------------------------------------------------------
Phone: (760) 704-4349   Contact: WILLIAM ADAMS    Title: CONTROLLER
--------------------------------------------------------------------------------
INSURING AGENCY
Name:  HOBBS GROUP      Street Address: 1 WORLD TRADE CENTER, SUITE 1500
--------------------------------------------------------------------------------
City:  LONG BEACH                       State: CA    Zip Code: 90831
--------------------------------------------------------------------------------
Phone: (619) 634-4050   Fax:            Agent's Name: GARY PETERSON
--------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------
                                  DESCRIPTION OF LEASED EQUIPMENT
---------------------------------------------------------------------------------------------------------
QUANTITY       NEW/USED       EQUIPMENT DESCRIPTION (make, model, serial number)     UNIT PRICE     AMOUNT
---------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------
                        SEE EXHIBIT "A" ATTACHED HERETO AND MADE A PART HEREOF
---------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Equipment Location, if different than        See attached Exhibit "A" for
Lessee's address as stated above:            additional equipment.

Street Address:           City:              Total from attached
---------------------------------------      Exhibit "A" $42,071.80
State:                    Zip:
---------------------------------------      Insurable Value: $42,071.80


--------------------------------------------------------------------------------
We have entered into a personal property lease agreement, referenced above, with FORD FINANCIAL SERVICES, INC. for the equipment described above and in the attached exhibit(s) (if applicable). We are responsible for the insurance. The insurance must include the following:

1. All risk full replacement value coverage on the equipment in an amount not less than the Insurable Value.

2. General Liability in amounts of $1,000,000 or ________________, whichever is greater. Bodily injury and damage in the amount of $50,000 or _____________, whichever is greater to fixed equipment with moving parts.

3. A provision for not less than 30 days notice of modification or cancellation to be given to ourselves and FORD FINANCIAL SERVICES, INC. in writing is to be named as ADDITIONAL INSURED AND FIRST LOSS PAYEE ON LEASED EQUIPMENT.

We hereby authorize you to place this coverage in force no later than 13 Day of August, 1998.

Please bind this insurance by return mail to: Ford Financial Services, Inc., 12520 High Bluff Drive, Suite 120, San Diego, CA 92130

Please replace this binder within 30 days with an insurance policy or certificate of insurance indicating each of the above requirements.

AGENT'S BINDER AS OF _______________, 19________   LESSEE:
This will bind insurance coverage as of the above  INTERACTIVE TELESIS, INC.
date for the lease within the limits and with      -----------------------------
the provisions detailed above for the described    By: /s/ DONALD E. CAMERON
equipment.                                         -----------------------------
                                                       DONALD E. CAMERON
Insuring Company:                                  TITLE: President
                ---------------------------------        -----------------------

Policy Number:                                     Dated: 13 Day of August, 1998
               ----------------------------------
                                                   Agent's Authorized
Insuring Agent:                                    Signer:
               ----------------------------------        -----------------------
--------------------------------------------------------------------------------

                                  [FORD LOGO]
                         FORD FINANCIAL SERVICES, INC.

                           PRE-DELIVERY AUTHORIZATION

In order to enable FORD FINANCIAL SERVICES, INC. ("FFSI") ("LESSOR") to make prompt and expeditious payment(s) to the Supplier(s) of the Equipment covered under the MASTER LEASE AGREEMENT NO.: B01060898SD ("LEASE") and LEASE SCHEDULE
NUMBER: 001 ("SCHEDULE(S)") between Lessor and INTERACTIVE TELESIS, INC. ("LESSEE"), the Lessee does hereby certify that it is able, willing and does hereby authorize the Lessor to make the effective date of the Equipment Acceptance the date upon which this document is signed and delivered to the Lessor. Lessee understands that despite the fact that all, or part of, the Equipment which is being leased in association with this Lease Schedule may not have been received as of this date, this document authorizes the Lessor to start the Lease, along with any applicable Schedule(s), and gives rise to the Lessee's duty, commencing immediately, to make the full monthly rental payment(s) for the full term as referenced in the Schedule(s).

Lessee understands that upon submission of this document to the Lessor, along with the properly executed documentation pertaining to Lessor's Lease and Schedule(s), the Lessor shall be authorized to pay, in full or in part, the Invoice(s) for all of the Equipment, delivered or otherwise, which is covered under the Lease and Schedule(s) even though some or all of the Equipment may not have been received by the Lessee as of this date.

Lessee understands that its duty to make the full and complete rental payment(s) associated with the Lease and Schedule(s) shall arise promptly upon the Lessors receipt and acceptance of this Authorization, regardless of the actual date upon which any and/or all of the Equipment shall finally be delivered.

                                          LESSEE: INTERACTIVE TELESIS, INC.

                                          By: /s/ DONALD E. CAMERON
                                             ----------------------------------
                                                  DONALD E. CAMERON

                                          Title: President
                                                -------------------------------

                                          Date: 13 Day of August, 1998

                                  [FORD LOGO]
                         FORD FINANCIAL SERVICES, INC.

                      DELIVERY AND ACCEPTANCE CERTIFICATE

                                       TO

                      MASTER LEASE AGREEMENT & SCHEDULE(S)

TO: FORD FINANCIAL SERVICES, INC.

In accordance with and pursuant to the terms, conditions, and provisions of the MASTER LEASE AGREEMENT NO.: B01060898SD, the ("Lease and/or Lease Agreement"), dated as of the 13 day of August, 1998 between FORD FINANCIAL SERVICES, INC., ("Lessor") and INTERACTIVE TELESIS, INC., ("Lessee"), Lessee hereby certifies that the Equipment listed on LEASE SCHEDULE NO.: 001, the ("Schedule"), has been delivered to Lessee at the address shown as the Location of Equipment on the Schedule and, if required, installed by the supplier. Lessee hereby UNCONDITIONALLY ACCEPTS the Equipment for all purposes of the Lease and/or Lease Agreement, and hereby authorizes and directs Lessor to pay, in full, the Supplier pursuant to such Supplier's invoice(s) or any purchase order(s) or agreement(s) with Supplier and Lessee affirms that such Acceptance commences Lessee's "Non-Cancelable Obligation" to pay rents due under the Lease and perform all of its obligations under the Lease with respect to the Equipment.


                                          LESSEE: INTERACTIVE TELESIS, INC.

                                          By: /s/ DONALD E. CAMERON
                                             ----------------------------------
                                                  DONALD E. CAMERON

                                          Title: President
                                                -------------------------------

                                          Date: 13 Day of August, 1998


NOTE TO LESSEE: This Delivery and Acceptance Certificate is to be signed, dated and mailed/delivered to FORD FINANCIAL SERVICES, INC. upon satisfactory delivery of all of the Equipment. Do not sign this document if ALL of the Equipment is not acceptable for purposes of this Lease; but, rather, notify the Lessor and the Supplier of unacceptable Equipment and/or terms.